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                                                             EXHIBIT 10.18

                                ASSIGNMENT OF LEASE

ASSIGNOR:   NORTH COUNTRY BREWING COMPANY, INC. a Delaware corporation, formerly known as North Country Brewery, Inc.
            66 SE Morrison Street
            Portland, Oregon 97214
            Attn: James W. Bernau, President

ASSIGNEE:   NORTH COUNTRY JOINT VENTURE, L.L.C., an Oregon Limited Liability
            Company doing business as North Country Brewery,
            66 SE Morrison Street
            Portland, Oregon 97214
            Attn: James W. Bernau, President

PREMISES:   Building 3, Saratoga Dairy, Excelsior Avenue, Saratoga Springs,
            New York

DATE:       AUGUST __, 1996

     ASSIGNOR does hereby assign all of its right title and interest in that certain undated Commercial Lease for the Premises or ASSIGNEE, including all rights of first refusal. In consideration of this assignment, ASSIGNEE does hereby assume and agree to pay and perform all obligations of the ASSSIGNOR under the terms of the Commercial Lease.



NORTH COUNTRY BREWING CO., INC.                 NORTH COUNTRY JOINT
                                                VENTURE, L.L.C., an Oregon
                                                limited liability company


By:/s/ JAMES W. BERNAU                          By:/s/ ROBERT CRAVEN
       ----------------                            ------------------
James W. Bernau, President                      Robert Craven, Member, Board
                                                of Managers


STATE OF OREGON  )
                 )
County of _______)

     On this ____ day of _______________ 1996, personally appeared the above-named JAMES W. BERNAU, who is the President of North Country Brewing Co., Inc., a Delaware corporation, and acknowledged the foregoing instrument to be their voluntary act and deed. Before me:


                                                 ________________________
                                                 Notary Public for Oregon
                                                 My commission expires:



STATE OF OREGON  )
                 )
County of _______)

     On this ____ day of _______________ 1996, personally appeared the above-named ROBERT CRAVEN, who is the President of North Country Brewing Co., Inc., a Delaware corporation, and acknowledged the foregoing instrument to be their voluntary act and deed. Before me:


                                                 ________________________
                                                 Notary Public for Oregon
                                                 My commission expires: